Exhibit 99.1

At the Company
Kim Hillyer	Jeff Goeser
Director, Communications	Director, Investor Relations and Finance
(402) 574-6523	(402) 597-8464
kim.hillyer@tdameritrade.com	jeffrey.goeser@tdameritrade.com
TD Ameritrade Delivers Record Asset Gathering
Record Net New Client Assets over $11 billion, 12% annualized growth rate
Record Average Client Trades per Day of 439,000
March Quarter Earnings per Share of $0.30
OMAHA, Neb., April 18, 2011 — TD Ameritrade Holding Corporation (NASDAQ: AMTD) has released results for the second quarter of fiscal 2011. The Company continues to execute on its organic growth strategy, again delivering double-digit annualized net new client asset growth and record results in other key business metrics.
The Company’s results for the quarter ended March 31, 2011 include the following (year-over-year comparisons):(1)
•	Net income of $172 million, or $0.30 per diluted share
•	Record net new client assets of $11.5 billion, an increase of 13 percent, an annualized growth rate of 12 percent of beginning client assets
•	Record average client trades per day of approximately 439,000, an increase of 16 percent
•	Record net revenues of $718 million, 49 percent of which were asset-based
•	Operating income of $283 million, or 39 percent of net revenues
•	Pre-tax income of $275 million, or 38 percent of net revenues
•	EBITDA of $324 million, or 45 percent of net revenues(2)
•	Record interest rate sensitive assets of $70 billion, an increase of 11 percent(3)
•	Record client assets of approximately $412 billion, an increase of 21 percent
“We continued our organic growth momentum by delivering another strong quarter, highlighted by record results in net new assets, trades per day, net revenues and total client assets,” said Fred Tomczyk, president and chief executive officer. “We remain focused on enhancing our client value proposition, which was recently recognized by Barron’s for its appeal to both long-term investors and active traders. And, we will continue to strategically invest to enhance our value proposition and build our long-term earnings power.”
“TD Ameritrade has delivered double-digit organic net new asset growth in eight of the last 10 quarters,” said Bill Gerber, executive vice president and chief financial officer. “That bodes well for our future earnings power, as we have also reached a turning point with net yields from our insured deposit account increasing for the first time in over three years. Our strong cash position enabled us to continue our buy-back program, which together with our dividend payments, have resulted in our returning 48 percent of our net income to shareholders year-to-date.”
Stock Repurchases
During the second quarter of fiscal 2011, TD Ameritrade repurchased 2.0 million shares of its common stock at an average price of $21.03 per share, for approximately $43 million. The Company has 24.8 million shares remaining on its existing stock repurchase authorization.
Quarterly Dividend
The Company also announced that it has declared a $0.05 per share quarterly cash dividend, which is payable on May 17, 2011 to all holders of record of common stock as of May 3, 2011.
Credit Rating Upgrade
On Feb. 25, 2011, Standard & Poor’s upgraded TD Ameritrade’s credit rating for the second time since 2008 to A- from BBB+. The Company also received its second ratings upgrade from Fitch Ratings to A- from BBB+ on April 15, 2011. Both ratings carry a “Stable” outlook.
“Our strong free cash flow, solid balance sheet and prospects for future earnings growth have led to two credit ratings upgrades in the midst of this continuing difficult economic environment,” Tomczyk continued.
Industry Recognition
TD Ameritrade was awarded an overall 4 1/2 out of 5 Stars and was named “Best for Options Traders” in Barron’s 2011 Online Broker Survey. TD Ameritrade also received the highest rating, 4 1/2 out of 5 Stars, in the “Best for Long-term Investing” category, sharing that rating with only one other broker. TD Ameritrade was evaluated versus 23 other online brokers in eight total categories, including trade experience, trading technology, usability, range of offerings, research amenities, portfolio analysis and reporting, customer service and costs.
Company Hosts Conference Call
TD Ameritrade will host its March Quarter conference call this morning, April 18, 2011, at 7:30 a.m. CDT. Participants may listen to the call by dialing 877-881-2595. Interested parties may listen to a replay of the call by dialing 800-642-1687 and the passcode 41563791. The Company will Webcast the conference live at www.amtd.com and will make all accompanying materials available for participants to print prior to the call.
AMTD-E
About TD Ameritrade Holding Corporation
For more than 36 years, TD Ameritrade Holding Corporation (NASDAQ: AMTD) has been in the business of serving individual investors — either directly or through a network of independent registered investment advisors. Through its brokerage(4) and education(5) subsidiaries, TD Ameritrade combines innovative trading technology, easy-to-use trading tools, investment services and education, and superior client service to create a market-leading financial services experience. Home to Kiplinger’s #1 online broker(6), Barron’s #1 online broker for “Options Traders”(7),TD Ameritrade provides millions of retail investors, traders and independent registered investment advisors with the tools, service and support they need to help build confidence in today’s rapidly changing market environment. For more information and resources for journalists, please visit the TD Ameritrade newsroom at www.amtd.com.

Safe Harbor
This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, benefits of the thinkorswim acquisition, accounts or stock price, as well as the assumptions on which such expectations are based, are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include general economic and political conditions, interest rates, market fluctuations and changes in client trading activity, increased competition, systems failures and capacity constraints, ability to service debt obligations, ability to realize the expected benefits from the thinkorswim acquisition, new laws and regulations effecting our business, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on Nov. 19, 2010 and our latest Quarterly Report on Form 10-Q filed thereafter. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

[1]	Please see the Glossary of Terms, located in “Investor” section of www.amtd.com for more information on how these metrics are calculated.

[2]	See attached reconciliation of non-GAAP financial measures.

[3]	Interest rate sensitive assets consist of spread-based assets and money market mutual funds. Ending balances as of March 31, 2011.

[4]	TD Ameritrade, Inc., member FINRA (www.FINRA.org) /SIPC (www.SIPC.org) /NFA (www.nfa.futures.org), and TD Ameritrade Clearing, Inc., member FINRA/SIPC.

[5]	Investools, Inc. is an education subsidiary of TD Ameritrade Holding Corporation. Investools does not provide financial advice and is not in the business of transacting trades. Investools, Inc. and TD Ameritrade, Inc. are separate but affiliated companies that are not responsible for each other’s services or policies.

[6]	TD Ameritrade was ranked #1 and received an overall score of 5 stars (tied for first place with one other broker), in the Kiplinger’s Online Broker Ratings, Kiplinger’s Personal Finance, 02/2011. Fourteen brokers were rated in the categories: Costs, Web site usability, Investment choices, Customer service, and Research and tools.

[7]	TD Ameritrade was awarded an overall 4 1/2 out of 5 Stars and was named “Best for Option Traders” in Barron’s 2011 Online Broker Survey, 03/2011. TD Ameritrade also received the highest rating, 4 1/2 out of 5 stars, in the “Best for Long-term Investing” category, sharing that rating with only one other broker. TD Ameritrade was evaluated versus 23 other online brokers in eight total categories, including trade experience, trading technology, usability, range of offerings, research amenities, portfolio analysis and reporting, customer service and education and costs. Barron’s is a registered trademark of Dow Jones & Company © 2006-2011.

TD AMERITRADE HOLDING CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
In thousands, except per share amounts
(Unaudited)

	Quarter Ended			Six Months Ended
	Mar. 31, 2011	Dec. 31, 2010	Mar. 31, 2010	Mar. 31, 2011	Mar. 31, 2010
Revenues:
Transaction-based revenues:
Commissions and transaction fees	$338,320	$292,696	$301,272	$631,016	$610,660

Asset-based revenues:
Interest revenue	122,804	116,820	101,412	239,624	202,652
Brokerage interest expense	(1,237)	(1,292)	(1,444)	(2,528)	(3,271)

Net interest revenue	121,567	115,528	99,968	237,096	199,381

Insured deposit account fees	187,471	178,471	169,963	365,942	325,295
Investment product fees	40,440	40,697	30,349	81,137	59,769

Total asset-based revenues	349,478	334,696	300,280	684,175	584,445

Other revenues	30,430	28,798	33,882	59,228	64,947

Net revenues	718,228	656,190	635,434	1,374,419	1,260,052

Operating expenses:
Employee compensation and benefits	169,662	162,406	164,876	332,069	311,515
Clearing and execution costs	25,119	23,799	24,131	48,918	46,035
Communications	27,811	26,914	24,641	54,725	49,300
Occupancy and equipment costs	33,153	35,191	33,843	68,344	68,733
Depreciation and amortization	16,579	16,136	13,463	32,715	27,073
Amortization of acquired intangible assets	24,073	24,591	25,024	48,664	50,603
Professional services	40,059	40,316	31,465	80,376	65,172
Advertising	81,400	74,583	71,570	155,983	136,763
Gains on money market funds and client guarantees	—	—	(1,936)	—	(1,936)
Other	17,456	18,167	20,892	35,623	38,926

Total operating expenses	435,312	422,103	407,969	857,417	792,184

Operating income	282,916	234,087	227,465	517,002	467,868

Other expense:
Interest on borrowings	7,486	10,825	10,937	18,310	22,567
Loss on debt refinancing	—	—	—	—	8,392

Total other expense	7,486	10,825	10,937	18,310	30,959

Pre-tax income	275,430	223,262	216,528	498,692	436,909

Provision for income taxes	103,762	78,223	53,976	181,985	138,119

Net income	$171,668	$145,039	$162,552	$316,707	$298,790

Earnings per share — basic	$0.30	$0.25	$0.28	$0.55	$0.51
Earnings per share — diluted	$0.30	$0.25	$0.27	$0.55	$0.50

Weighted average shares outstanding — basic	573,305	575,485	589,618	574,407	588,721
Weighted average shares outstanding — diluted	579,459	581,243	596,390	580,360	596,008

Dividends declared per share	$0.05	$0.05	$—	$0.10	$—

TD AMERITRADE HOLDING CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
In thousands
(Unaudited)

	Mar. 31, 2011	Sept. 30, 2010
Assets:
Cash and cash equivalents	$1,081,138	$741,492
Short-term investments	3,598	3,592
Segregated cash and investments	—	994,026
Broker/dealer receivables	1,049,713	1,207,723
Client receivables	9,343,998	7,391,432
Goodwill and intangible assets	3,539,803	3,591,272
Other	738,946	797,381

Total assets	$15,757,196	$14,726,918

Liabilities and stockholders’ equity:

Liabilities:
Broker/dealer payables	$2,116,335	$1,934,315
Client payables	7,210,407	6,810,391
Long-term debt	1,279,110	1,302,269
Other	1,020,031	908,064

Total liabilities	11,625,883	10,955,039

Stockholders’ equity	4,131,313	3,771,879

Total liabilities and stockholders’ equity	$15,757,196	$14,726,918

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA
(Unaudited)

	Quarter Ended			Six Months Ended
	Mar. 31, 2011	Dec. 31, 2010	Mar. 31, 2010	Mar. 31, 2011	Mar. 31, 2010
Key Metrics:
Net new assets (in billions)	$11.5	$9.7	$10.2	$21.2	$18.9
Net new asset growth rate (annualized)	12%	11%	13%	12%	13%
Average client trades per day	439,158	371,916	378,714	405,135	378,636

Profitability Metrics:
Operating margin	39.4%	35.7%	35.8%	37.6%	37.1%
Pre-tax margin	38.3%	34.0%	34.1%	36.3%	34.7%
Return on client assets (annualized)	0.28%	0.24%	0.27%	0.26%	0.28%
Return on average stockholders’ equity (annualized)	16.8%	15.0%	17.2%	16.0%	16.1%
EBITDA(1) as a percentage of net revenues	45.1%	41.9%	41.9%	43.5%	42.6%

Debt and Liquidity Metrics:
Interest on borrowings (in millions)	$7.5	$10.8	$10.9	$18.3	$22.6
Average debt outstanding (in billions)	$1.3	$1.3	$1.3	$1.3	$1.3
Leverage ratio (average debt/annualized EBITDA(1))	1.0	1.2	1.2	1.1	1.2
Interest coverage ratio (EBITDA(1)/interest on borrowings)	43.2	25.4	24.3	32.7	23.8
Liquid assets — management target(1) (in billions)	$0.8	$0.8	$0.7	$0.8	$0.7
Liquid assets — regulatory threshold(1) (in billions)	$1.3	$1.3	$1.2	$1.3	$1.2
Cash and cash equivalents (in billions)	$1.1	$0.9	$0.8	$1.1	$0.8

Transaction-Based Revenue Metrics:
Total trades (in millions)	27.2	23.6	23.1	50.8	47.0
Average commissions and transaction fees per trade(2)	$12.42	$12.39	$13.04	$12.41	$13.01
Average client trades per total account (annualized)	13.7	11.8	12.3	12.7	12.4
Average client trades per funded account (annualized)	20.1	17.2	17.8	18.6	17.8
Activity rate — total accounts	5.4%	4.7%	4.9%	5.0%	4.9%
Activity rate — funded accounts	8.0%	6.8%	7.1%	7.4%	7.1%
Trading days	62.0	63.5	61.0	125.5	124.0

Spread-Based Asset Metrics:
Average interest-earning assets (excluding conduit business) (in billions)	$13.6	$13.0	$13.0	$13.3	$14.3
Average insured deposit account balances (in billions)	46.8	44.7	39.3	45.8	35.9

Average spread-based balance (in billions)	$60.4	$57.7	$52.3	$59.1	$50.2

Net interest revenue (excluding conduit business) (in millions)	$121.5	$115.4	$99.7	$236.9	$199.0
Insured deposit account fee revenue (in millions)	187.5	178.5	170.0	365.9	325.3

Spread-based revenue (in millions)	$309.0	$293.9	$269.7	$602.8	$524.3

Avg. annualized yield — interest-earning assets (excluding conduit business)	3.56%	3.48%	3.08%	3.52%	2.76%
Avg. annualized yield — insured deposit account fees	1.60%	1.56%	1.73%	1.58%	1.79%
Net interest margin (NIM)	2.04%	1.99%	2.06%	2.02%	2.07%

Interest days	90	92	90	182	182

Fee-Based Investment Metrics:
Money market mutual fund fees:
Average balance (in billions)	$8.8	$8.8	$9.5	$8.8	$10.7
Average annualized yield	0.10%	0.16%	0.05%	0.13%	0.07%

Fee revenue (in millions)	$2.3	$3.6	$1.2	$5.9	$4.0

Other fee-based investment balances:
Average balance (in billions)	$69.5	$63.9	$50.0	$66.7	$48.3
Average annualized yield	0.22%	0.23%	0.23%	0.22%	0.23%

Fee revenue (in millions)	$38.1	$37.1	$29.1	$75.2	$55.8

Average fee-based investment balances (in billions)	$78.3	$72.7	$59.5	$75.5	$59.0
Average annualized yield	0.21%	0.22%	0.20%	0.21%	0.20%

Investment product fee revenue (in millions)	$40.4	$40.7	$30.3	$81.1	$59.8

Client Account and Client Asset Metrics:
Total accounts (beginning of period)	8,037,000	7,946,000	7,675,000	7,946,000	7,563,000
New accounts opened	176,000	164,000	187,000	340,000	367,000
Accounts closed	(75,000)	(73,000)	(74,000)	(148,000)	(142,000)

Total accounts (end of period)	8,138,000	8,037,000	7,788,000	8,138,000	7,788,000

Percentage change during period	1%	1%	1%	2%	3%

Funded accounts (beginning of period)	5,491,000	5,455,000	5,327,000	5,455,000	5,279,000
Funded accounts (end of period)	5,547,000	5,491,000	5,379,000	5,547,000	5,379,000
Percentage change during period	1%	1%	1%	2%	2%

Client assets (beginning of period, in billions)	$386.4	$354.8	$318.6	$354.8	$302.0
Client assets (end of period, in billions)	$412.3	$386.4	$341.5	$412.3	$341.5
Percentage change during period	7%	9%	7%	16%	13%

(1)	See attached reconciliation of non-GAAP financial measures.

(2)	Average commissions and transaction fees per trade excludes thinkorswim active trader and TD Waterhouse UK businesses.
NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA
(Unaudited)

	Quarter Ended			Six Months Ended
	Mar. 31, 2011	Dec. 31, 2010	Mar. 31, 2010	Mar. 31, 2011	Mar. 31, 2010
Net Interest Revenue (excluding Conduit Business):
Segregated cash:
Average balance (in billions)	$3.0	$3.3	$4.5	$3.1	$6.2
Average annualized yield	0.10%	0.13%	0.12%	0.11%	0.13%

Interest revenue (in millions)	$0.7	$1.1	$1.4	$1.8	$4.1

Client margin balances:
Average balance (in billions)	$8.9	$8.1	$6.8	$8.6	$6.4
Average annualized yield	4.42%	4.47%	4.64%	4.44%	4.72%

Interest revenue (in millions)	$99.1	$92.8	$78.3	$191.8	$153.0

Securities borrowing/lending (excluding conduit business):
Average securities borrowing balance (in billions)	$0.5	$0.5	$0.5	$0.5	$0.7
Average securities lending balance (in billions)	$1.6	$1.6	$1.7	$1.6	$1.7

Interest revenue (in millions)	$22.6	$22.3	$20.9	$44.9	$43.9
Interest expense (in millions)	(0.3)	(0.5)	(0.4)	(0.8)	(0.7)

Net interest revenue (expense) — securities borrowing/lending (excluding conduit business) (in millions)	$22.3	$21.8	$20.5	$44.1	$43.2

Other cash and interest-earning investments:
Average balance (in billions)	$1.2	$1.1	$1.2	$1.1	$1.0
Average annualized yield (cost)	(0.06%)	0.09%	0.06%	0.01%	0.09%

Interest revenue (expense) — net (in millions)	$(0.2)	$0.2	$0.2	$0.1	$0.5

Client credit balances:
Average balance (in billions)	$8.5	$8.0	$8.1	$8.2	$9.5
Average annualized cost	0.02%	0.03%	0.03%	0.02%	0.04%

Interest expense (in millions)	$(0.4)	$(0.5)	$(0.7)	$(0.9)	$(1.8)

Average interest-earning assets (excluding conduit business) (in billions)	$13.6	$13.0	$13.0	$13.3	$14.3
Average annualized yield (excluding conduit business)	3.56%	3.48%	3.08%	3.52%	2.76%

Net interest revenue (excluding conduit business) (in millions)	$121.5	$115.4	$99.7	$236.9	$199.0

Conduit Business:
Average balance (in billions)	$0.3	$0.3	$0.5	$0.3	$0.5

Securities borrowing — conduit business:
Average annualized yield	0.24%	0.28%	0.32%	0.26%	0.33%

Interest revenue (in millions)	$0.2	$0.2	$0.5	$0.4	$0.9

Securities lending — conduit business:
Average annualized cost	0.16%	0.13%	0.17%	0.14%	0.20%

Interest expense (in millions)	$(0.1)	$(0.1)	$(0.2)	$(0.2)	$(0.5)

Average interest-earning assets — conduit business (in billions)	$0.3	$0.3	$0.5	$0.3	$0.5
Average annualized yield — conduit business	0.08%	0.15%	0.15%	0.12%	0.14%

Net interest revenue — conduit business (in millions)	$0.1	$0.1	$0.3	$0.2	$0.4

Net Interest Revenue (total):
Average interest-earning assets (excluding conduit business) (in billions)	$13.6	$13.0	$13.0	$13.3	$14.3
Average interest-earning assets — conduit business (in billions)	0.3	0.3	0.5	0.3	0.5

Average interest-earning assets — total (in billions)	$13.9	$13.3	$13.5	$13.6	$14.8

Average annualized yield — total	3.49%	3.39%	2.96%	3.44%	2.66%

Net interest revenue (excluding conduit business) (in millions)	$121.5	$115.4	$99.7	$236.9	$199.0
Net interest revenue — conduit business (in millions)	0.1	0.1	0.3	0.2	0.4

Net interest revenue — total (in millions)	$121.6	$115.5	$100.0	$237.1	$199.4

NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
RECONCILIATION OF FINANCIAL MEASURES
In thousands, except percentages
(Unaudited)

	Quarter Ended						Six Months Ended
	Mar. 31, 2011		Dec. 31, 2010		Mar. 31, 2010		Mar. 31, 2011		Mar. 31, 2010
	$	% of Net Rev.	$	% of Net Rev.	$	% of Net Rev.	$	% of Net Rev.	$	% of Net Rev.
EBITDA (1)
EBITDA	$323,568	45.1%	$274,814	41.9%	$265,952	41.9%	$598,381	43.5%	$537,152	42.6%
Less:
Depreciation and amortization	(16,579)	(2.3%)	(16,136)	(2.5%)	(13,463)	(2.1%)	(32,715)	(2.4%)	(27,073)	(2.1%)
Amortization of acquired intangible assets	(24,073)	(3.4%)	(24,591)	(3.7%)	(25,024)	(3.9%)	(48,664)	(3.5%)	(50,603)	(4.0%)
Interest on borrowings	(7,486)	(1.0%)	(10,825)	(1.6%)	(10,937)	(1.7%)	(18,310)	(1.3%)	(22,567)	(1.8%)
Provision for income taxes	(103,762)	(14.4%)	(78,223)	(11.9%)	(53,976)	(8.5%)	(181,985)	(13.2%)	(138,119)	(11.0%)

Net income	$171,668	23.9%	$145,039	22.1%	$162,552	25.6%	$316,707	23.0%	$298,790	23.7%

	As of
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2011	2010	2010	2010	2010
Liquid Assets — Management Target (2)
Liquid assets — management target	$750,554	$759,970	$561,361	$660,775	$727,245
Plus: Broker-dealer cash and cash equivalents	626,725	459,728	426,618	510,593	443,329
Trust company cash and cash equivalents	70,701	60,632	50,937	51,488	82,331
Investment advisory cash and cash equivalents	36,964	32,178	28,944	26,946	23,401

Less: Corporate short-term investments	—	—	—	(739)	—
Excess broker-dealer regulatory net capital	(403,806)	(419,125)	(326,368)	(532,600)	(442,726)

Cash and cash equivalents	$1,081,138	$893,383	$741,492	$716,463	$833,580

	As of
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2011	2010	2010	2010	2010
Liquid Assets — Regulatory Threshold (2)
Liquid assets — regulatory threshold	$1,336,535	$1,293,100	$1,076,256	$1,157,356	$1,197,979
Plus: Broker-dealer cash and cash equivalents	626,725	459,728	426,618	510,593	443,329
Trust company cash and cash equivalents	70,701	60,632	50,937	51,488	82,331
Investment advisory cash and cash equivalents	36,964	32,178	28,944	26,946	23,401

Less: Corporate short-term investments	—	—	—	(739)	—
Excess trust company Tier 1 capital	(9,379)	(12,039)	(12,284)	(12,637)	(3,120)
Excess broker-dealer regulatory net capital	(980,408)	(940,216)	(828,979)	(1,016,544)	(910,340)

Cash and cash equivalents	$1,081,138	$893,383	$741,492	$716,463	$833,580

Note: The term “GAAP” in the following explanation refers to generally accepted accounting principles in the United States.

(1)	EBITDA (earnings before interest, taxes, depreciation and amortization) is considered a non-GAAP financial measure as defined by SEC Regulation G. We consider EBITDA an important measure of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA is used as the denominator in the consolidated leverage ratio calculation for covenant purposes under our senior revolving credit facility. EBITDA eliminates the non-cash effect of tangible asset depreciation and amortization and intangible asset amortization. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

(2)	Our liquid assets metrics are considered non-GAAP financial measures as defined by SEC Regulation G. We include the excess capital of our broker-dealer and trust company subsidiaries in the calculation of our liquid assets metrics, rather than simply including broker-dealer and trust company cash and cash equivalents, because capital requirements may limit the amount of cash available for dividend from the broker-dealer and trust company subsidiaries to the parent company. Excess capital, as defined below, is generally available for dividend from the broker-dealer and trust company subsidiaries to the parent company. We consider our liquid assets metrics to be important measures of our liquidity and of our ability to fund corporate investing and financing activities. The liquid assets metrics should be considered as supplemental measures of liquidity, rather than as substitutes for cash and cash equivalents.

We define liquid assets — management target as the sum of (a) corporate cash and cash equivalents, (b) corporate short-term investments and (c) regulatory net capital of (i) our clearing broker-dealer subsidiary in excess of 10% of aggregate debit items and (ii) our introducing broker-dealer subsidiaries in excess of a minimum operational target established by management ($50 million in the case of our primary introducing broker-dealer, TD Ameritrade, Inc.). We consider liquid assets — management target to be a measure that reflects our liquidity that would be readily available for corporate investing or financing activities under normal operating circumstances.

We define liquid assets — regulatory threshold as the sum of (a) corporate cash and cash equivalents, (b) corporate short-term investments, (c) regulatory net capital of (i) our clearing broker-dealer subsidiary in excess of 5% of aggregate debit items and (ii) our introducing broker-dealer subsidiaries in excess of 120% of the minimum dollar net capital requirement or in excess of 8 1/3% of aggregate indebtedness and (d) Tier 1 capital of our trust company in excess of the minimum dollar requirement. We consider liquid assets — regulatory threshold to be a measure that reflects our liquidity that would be available for corporate investing or financing activities under unusual operating circumstances.